Exhibit 99.2 Third Quarter 2019 Earnings Presentation

Important Notice Statements included herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, which may relate to future events or the future performance or financial condition of Ares Commercial Real Estate Corporation (“ACRE” or the “Company”), its external manager, Ares Commercial Real Estate Management LLC (“ACREM”), a subsidiary of Ares Management Corporation (“Ares Corp.”), Ares Corp., certain of their respective subsidiaries and certain funds and accounts managed by ACREM and/or their subsidiaries. These statements are not guarantees of future results or financial condition and involve a number of risks and uncertainties. Actual results and conditions may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in ACRE’s and/or Ares Corp.’s filings with the Securities and Exchange Commission (“SEC”). Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws.   Ares Corp. is the parent to several registered investment advisers, including Ares Management LLC (“Ares Management”) and ACREM. Collectively, Ares Corp., its affiliated entities, and all underlying subsidiary entities shall be referred to as “Ares” unless specifically noted otherwise.   The information contained in this presentation is summary information that is intended to be considered in the context of ACRE’s SEC filings and other public announcements that ACRE or Ares may make, by press release or otherwise, from time to time. ACRE and Ares undertake no duty or obligation to publicly update or revise the forward-looking statements or other information contained in this presentation. These materials contain information about ACRE and Ares, and certain of their respective personnel and affiliates, information about their respective historical performance and general information about the market. You should not view information related to the past performance of ACRE or Ares or information about the market, as indicative of future results, the achievement of which cannot be assured.   Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by ACRE or any other fund or account managed by Ares, or as legal, accounting or tax advice. 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These materials are not intended as an offer to sell, or the solicitation of an offer to purchase, any security, the offer and/or sale of which can only be made by definitive offering documentation. Any offer or solicitation with respect to any securities that may be issued by ACRE will be made only by means of definitive offering memoranda or prospectus, which will be provided to prospective investors and will contain material information that is not set forth herein, including risk factors relating to any such investment.   This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Such information has not been independently verified and, accordingly, ACRE makes no representation or warranty in respect of this information. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.   1

Third Quarter 2019 Highlights Financial • GAAP Earnings of $9.0 million or $0.31 per diluted common share • Core Earnings(1) of $9.7 million or $0.34 per diluted common share Results • Book value per diluted common share of $14.75 • Closed five senior loans totaling $193.4 million in commitments Loan Originations • $143.8 million in outstanding principal funded on new commitments & Repayments • $25.6 million in outstanding principal funded on previously originated commitments • Repayments of $118.7 million from three loans • 47 loans held for investment • $1.8 billion in originated commitments at closing and $1.5 billion in outstanding principal Total Loan • 97% of loans have floating interest rates based on outstanding principal balance • 96% of loans are senior loans based on outstanding principal balance Portfolio • Weighted average unleveraged effective yield of 6.9%(2) • 92% of the loan portfolio has a LIBOR floor with a weighted average floor of 1.69% • 54% of the loan portfolio is either fixed rate or floating rate with a LIBOR floor of 1.75% or higher Capital and (3) Liquidity • Diverse financing sources with total borrowing capacity of $1.9 billion and $1.2 billion in outstanding principal • Common stock dividend of $0.33 per common share paid for Q3-19 Dividends (4) • 8.7% annualized dividend yield based upon closing share price on September 30, 2019 Subsequent • Closed three loans with a total commitment amount of $125.5 million and $119.2 million funded at closing Events • Declared Q4-19 dividend of $0.33 per common share on November 8, 2019 Note: As of September 30, 2019, unless otherwise noted. See footnotes on page 15. 2

Third Quarter 2019 Investment Activity Third Quarter 2019 Characteristics of Funded Loans(6) Loans Summary Industrial ($ in millions) 8% Student Housing Number of loans closed 5 15% New loan commitments $193.4 Average size of loans closed $38.7 Percentage of floating rate loans 100% Percentage of senior loans 100% Multifamily 54% Mixed-use Changes in Loan Portfolio(5) 23% $2,000 $169.4 $1,750 $1,497.5 $1,548.2 $1,500 ) $(118.7) s n $1,250 o i l l i m $1,000 n i $ $750 ( $500 $250 $0 Q F R Q 2-1 und epa 3-1 9 ing ym 9 Senior Loans s (7) ent s 100% Note: As of September 30, 2019, unless otherwise noted. See footnotes on page 15. 3

Total Loans Held for Investment Portfolio Key Statistics Loan Portfolio Characteristics(5) ($ in millions) Total loan commitments at closing $1,775.5 Mid-Atlantic/Northeast Outstanding principal balance $1,548.2 6% Weighted average unpaid principal balance of loan portfolio* $1,512.6 Southwest Total number of loans 47 17% Southeast Percentage of floating rate loans based on outstanding principal 33% balance 97% Percentage of senior loans based on outstanding principal balance 96% Weighted average remaining life of loan portfolio 1.6 years Weighted average remaining life of senior loans 1.6 years Midwest Weighted average remaining life of subordinated debt and 2.8 years 19% preferred equity investments (2) West Unleveraged Effective Yield 25% Loan Portfolio 8% 6.9% 7.1% 7.2% 7.2% 6.9% Self Storage 1% Residential/Condominium 6% 3% Industrial 3% Multifamily 36% 4% 2% Mixed-use 10% 0% Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Senior loans 6.8% 7.0% 6.9% 6.9% 6.5% Student Subordinated Housing debt and 12% preferred equity investments 13.4% 14.9% 15.2% 14.7% 15.0% Office 17% Hotel 18% Note: As of September 30, 2019, unless otherwise noted. * During the quarter ended September 30, 2019. See footnotes on page 15. 4

Interest Rate Sensitivity(5) • 97% of the loan portfolio is floating rate and 3% is fixed rate • 95% of the loan portfolio is either floating rate with a LIBOR floor (92%) or fixed rate (3%) ◦ For the floating rate loans with LIBOR floors, the weighted average LIBOR floor is 1.69% • 54% of the loan portfolio is either fixed rate or floating rate with a LIBOR floor of 1.75% or higher • 100% of outstanding financing is floating rate ◦ Less than 5% has a LIBOR floor with a weighted average of 1.90% Total Loan Portfolio by LIBOR Floor Levels Net Income Sensitivity to USD LIBOR Changes(8) ($ in millions) $0.25 Outstanding $0.20 LIBOR Floor Range Principal % Total Cumulative % $0.20 Fixed rate $ 41.6 3% 3% t c 2.25% - 2.50% 374.2 24% 27% a $0.15 p m 2.00% - 2.24% 142.1 9% 36% I S 1.75% - 1.99% 281.5 18% 54% P $0.10 $0.08 E 1.50% - 1.74% 93.3 6% 60% $0.05 $0.05 <1.50% 539.3 35% 95% $0.00 No floor 76.2 5% 100% $0.00 Total $ 1,548.2 100% -1.00% -0.50% 0.00% 0.50% 1.00% Change in LIBOR from September 30, 2019 Spot Rate Annual increase in net income (per diluted common share basis)* Note: As of September 30, 2019, unless otherwise noted. *Per diluted common share is based on 28.866 million shares. See footnotes on page 15. 5

Financing Sources Overview

Financing Sources Composition[5]



Bank Facilities/Insurance
50%
Notes Payable
5%
Term Loan 9%
2017-FL3 Securitization
36%

Debt to equity ratio	2.9x
Loans held for investment weighted average remaining life	1.6 years
Weighted average remaining term of financing agreements	3.5 years
Q3-19 weighted average borrowings*	$1,140.3 million

Note: As of September 30, 2019, unless otherwise noted.
* During the quarter ended September 30, 2019.
See footnotes on page 15.

Financing Sources Detail

($ in millions)

Financing Sources		Total Commitments[3]	Interest Rate		Outstanding Balance
Bank Facilities					
Wells Fargo Facility	$	500.0	LIBOR+1.50 to 2.25%	$	225.0
Citibank Facility		325.0	LIBOR+1.50 to 2.50%		164.4
BAML Facility		36.3	LIBOR+2.00%		36.3
CNB Facility		50.0	LIBOR+2.65%		22.7
U.S. Bank Facility		186.0	LIBOR+1.65 to 2.25%		43.0
Insurance					
MetLife Facility		180.0	LIBOR+2.30%		128.6
Subtotal	$	1,277.3		$	620.0
Asset Level Financing					
Notes Payable	$	60.7	LIBOR+2.50 to 3.00%	$	56.2
Capital Markets					
Term Loan	$	110.0	LIBOR+5.00%	$	110.0
2017-FL3 Securitization		445.6	LIBOR + 1.70%		445.6
Subtotal	$	555.6		$	555.6
Total Debt	**$**	**1,893.6**		**$**	**1,231.8**

6

ARES COMMERCIAL REAL ESTATE CORPORATION

Dividend Summary Quarterly Dividend Since Q1-16 $0.35 $0.33 $0.33 $0.33 $0.33 $0.33 $0.31 $0.31 $0.29 $0.29 $0.28 $0.28 $0.27 $0.27 $0.27 $0.27 $0.27 $0.26 $0.26 $0.26 $0.26 $0.25 Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19* * Declared a fourth quarter 2019 dividend of $0.33 per common share payable on January 15, 2020 to common stockholders of record as of December 30, 2019 7

Appendix 8

Loans Held for Investment Portfolio Details

($ in millions)

#	Loan Type	Location	Origination Date	Current Loan Commitment	Outstanding Principal	Carrying Value	Interest Rate	LIBOR Floor	Unleveraged Effective Yield(2)	Maturity Date	Payment Terms(9)
Multifamily Loans:											
1	Senior	FL	Sep 2016	$89.7	$89.7	$89.6	L+4.75%	0.5%	7.0%	Feb 2020	I/O
2	Senior	TX	Sep 2019	75.0	75.0	74.6	L+2.85%	2.0%	5.0%	Oct 2022	I/O
3	Senior	UT	Nov 2017	63.7	63.6	63.4	L+3.25%	1.3%	5.5%	Dec 2020	I/O
4	Senior	FL	Sep 2016	45.4	45.4	45.3	L+4.75%	0.5%	7.0%	Feb 2020	I/O
5	Senior	TX	Dec 2017	42.7	42.7	42.6	L+3.30%	1.0%	5.7%	Dec 2020	I/O
6	Senior	FL	Dec 2018	43.5	42.0	41.7	L+2.60%	2.4%	5.5%	Jan 2022	I/O
7	Senior	IL	Nov 2018	40.0	38.7	38.5	L+3.50%	2.3%	6.4%	Nov 2020	I/O
8	Senior	NY	Dec 2017	30.1	30.1	30.0	L+3.20%	1.4%	5.6%	Dec 2020	I/O
9	Senior	PA	Dec 2018	30.2	29.4	29.1	L+3.00%	2.3%	5.9%	Dec 2021	I/O
10	Senior	TX	Sep 2017	27.5	27.5	27.4	L+3.20%	1.2%	5.7%	Oct 2020	I/O
11	Senior	CA	Jun 2017	27.0	26.8	26.7	L+3.85%	1.2%	6.3%	July 2020	I/O
12	Senior	CA	Jan 2018	21.6	20.6	20.5	L+3.30%	1.6%	5.7%	Feb 2021	I/O
13	Senior	FL	Oct 2017	19.2	19.2	19.1	L+4.00%	1.2%	6.4%	Nov 2020	I/O
14	Senior	SC	Aug 2019	34.6	2.0	1.7	L+6.50%	2.2%	10.1%	Sep 2022	I/O
Total Multifamily				**$590.2**	**$552.7**	**$550.2**					
Hotel Loans:											
15	Senior	Diversified	Sep 2018	$78.0	$68.5	$68.0	L+3.60%	2.1%	6.2%	Sep 2021	I/O
16	Senior	OR/WA	May 2018	68.1	67.8	67.5	L+3.45%	1.9%	6.0%	May 2021	I/O
17	Senior	CA	Dec 2017	40.0	40.0	39.8	L+4.12%	1.4%	6.5%	Jan 2021	I/O
18	Senior	MI	Nov 2015	35.2	35.2	35.2	L+4.40%	N/A	6.4%	July 2020	I/O
19	Senior	IL	Apr 2018	32.9	32.8	32.7	L+4.40%	1.9%	6.9%	May 2021	I/O
20	Senior	MN	Aug 2018	31.5	31.5	31.3	L+3.55%	2.1%	6.0%	Aug 2021	I/O
Total Hotel				**$285.7**	**$275.8**	**$274.5**					

See footnotes on page 15.

9

ARES
COMMERCIAL REAL ESTATE CORPORATION

Loans Held for Investment Portfolio Details

($ in millions)

#	Loan Type	Location	Origination Date	Current Loan Commitment	Outstanding Principal	Carrying Value	Interest Rate	LIBOR Floor	Unleveraged Effective Yield(2)	Maturity Date	Payment Terms(9)
Office Loans:											
21	Senior	IL	Nov 2017	$82.0	$67.4	$67.1	L+3.75%	1.3%	6.3%	Dec 2020	I/O
22	Senior	IL	May 2018	59.6	56.8	56.6	L+3.95%	2.0%	6.4%	June 2021	I/O
23	Senior	NC	Mar 2019	84.0	44.9	44.3	L+4.25%	2.4%	8.6%	Mar 2021	I/O
24	Senior	FL	Apr 2017	19.0	18.4	18.4	L+4.30%	1.0%	6.9%	Apr 2020	I/O
25	Senior	CA	Nov 2018	22.9	17.5	17.3	L+3.40%	2.3%	6.3%	Nov 2021	I/O
26	Subordinated	NJ	Mar 2016	17.0	17.0	16.4	12.00%	N/A	12.8%	Jan 2026	I/O
27	Senior	NC	Apr 2019	30.5	13.0	12.8	L+3.50%	2.3%	6.4%	May 2023	I/O
28	Senior	TX	Apr 2019	28.2	12.4	12.1	L+4.05%	2.5%	7.6%	Nov 2021	I/O
29	Senior	NC	Oct 2018	13.5	8.6	8.5	L+4.00%	2.1%	6.7%	Nov 2022	I/O
30	Subordinated	CA	Nov 2017	3.1	2.8	2.8	L+8.25%	1.2%	10.4%	Nov 2021	I/O
Total Office				**$359.8**	**$258.8**	**$256.3**					
Student Housing Loans:											
31	Senior	CA	Jun 2017	$43.0	$41.7	$41.6	L+3.95%	1.2%	6.5%	July 2020	I/O
32	Senior	TX	Dec 2017	41.0	41.0	40.8	L+4.75%	N/A	7.3%	Jan 2021	I/O
33	Senior	NC	Feb 2019	30.0	30.0	29.8	L+3.15%	2.3%	5.9%	Feb 2022	I/O
34	Senior	AL	Feb 2017	24.1	24.1	24.1	L+4.45%	0.8%	7.0%	Feb 2020	I/O
35	Senior	TX	Dec 2017	24.0	24.0	23.9	L+4.10%	1.6%	6.7%	Jan 2021	I/O
36	Senior	FL	Jul 2019	22.0	22.0	21.8	L+3.25%	2.3%	5.9%	Aug 2022	I/O
Total Student Housing				**$184.1**	**$182.8**	**$182.0**					
Mixed-Use Loans:											
37	Senior	FL	Feb 2019	$100.6	$61.7	$60.9	L+4.25%	2.5%	7.8%	Feb 2021	I/O
38	Senior	CA	Mar 2018	56.1	49.0	48.8	L+4.00%	1.9%	6.4%	Apr 2021	I/O
39	Senior	TX	Sep 2019	42.2	32.8	32.3	L+3.75%	2.3%	6.7%	Sep 2022	I/O
40	Subordinated	IL	May 2018	15.3	13.9	13.7	L+12.25%	1.5%	15.1%	Nov 2021	I/O
Total Mixed-Use				**$214.2**	**$157.4**	**$155.7**					

See footnotes on page 15.

10

ARES
COMMERCIAL REAL ESTATE CORPORATION

Loans Held for Investment Portfolio Details ($ in millions) Origination Current Loan Outstanding LIBOR Unleveraged Payment # Loan Type Location Date Commitment Principal Carrying Value Interest Rate Floor Effective Yield(2) Maturity Date Terms (9) Residential/Condominium Loans: 41 Senior CA Jan 2018 $16.7 $10.9 $10.8 12.00% N/A 15.7% Feb 2020 I/O 42 Senior FL Oct 2018 17.5 17.5 17.4 L+8.00% 2.3% 11.7% Apr 2020 I/O 43 Subordinated NY Oct 2018 16.1 14.4 14.3 L+14.00% 2.3% 18.8% May 2021 I/O 44 Subordinated HI Aug 2018 11.6 11.6 11.5 14.00% N/A 14.5% Mar 2020 I/O Total Residential/Condominium $61.9 $54.4 $54.0 Industrial Loans: 45 Senior NC May 2019 $40.5 $34.8 $34.6 L+4.05% 1.6% 6.3% Mar 2024 I/O 46 Senior CA Aug 2019 19.6 12.0 11.8 L+3.75% 2.0% 6.3% Mar 2023 I/O Total Industrial $60.1 $46.8 $46.4 Self Storage Loans: 47 Senior FL Feb 2019 $19.5 $19.5 $19.3 L+3.50% 2.0% 6.1% Mar 2022 I/O Total Self Storage $19.5 $19.5 $19.3 Loan Portfolio Total/Weighted Average $1,775.5 $1,548.2 $1,538.4 1.7% (10) 6.9% See footnotes on page 15. 11

Consolidated Balance Sheets As of ($ in thousands, except share and per share data) 9/30/2019 12/31/2018 ASSETS Cash and cash equivalents $ 5,952 $ 11,089 Restricted cash 379 379 Loans held for investment ($521,489 and $289,576 related to consolidated VIEs, respectively) 1,538,393 1,524,873 Real estate owned, net 38,020 — Other assets ($1,269 and $843 of interest receivable related to consolidated VIEs, respectively; $35,511 and $51,582 of other receivables related to consolidated VIEs, respectively) 91,953 66,983 Total assets $ 1,674,697 $ 1,603,324 LIABILITIES AND STOCKHOLDERS' EQUITY LIABILITIES Secured funding agreements $ 620,030 $ 777,974 Notes payable 55,014 — Secured term loan 108,940 108,345 Collateralized loan obligation securitization debt (consolidated VIE) 442,916 270,737 Due to affiliate 2,627 3,163 Dividends payable 9,526 8,914 Other liabilities ($753 and $541 of interest payable related to consolidated VIEs, respectively) 9,900 8,604 Total liabilities 1,248,953 1,177,737 STOCKHOLDERS' EQUITY Common stock, par value $0.01 per share, 450,000,000 shares authorized at September 30, 2019 and December 31, 2018 and 28,865,610 and 28,755,665 shares issued and outstanding at September 30, 2019 and December 31, 2018, respectively 283 283 Additional paid-in capital 423,137 421,739 Accumulated earnings 2,324 3,565 Total stockholders' equity 425,744 425,587 Total liabilities and stockholders' equity $ 1,674,697 $ 1,603,324 12

Consolidated Statements of Operations For the Three Months Ended ($ in thousands, except share and per share data) 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 Revenue: Interest income from loans held for investment $ 28,269 $ 29,993 $ 27,986 $ 30,882 $ 30,362 Interest expense (15,124) (16,675) (15,740) (16,357) (16,378) Net interest margin 13,145 13,318 12,246 14,525 13,984 Revenue from real estate owned 6,702 8,357 1,911 — — Total revenue 19,847 21,675 14,157 14,525 13,984 Expenses: Management and incentive fees to affiliate 1,578 2,252 1,574 2,116 1,571 Professional fees 542 532 478 510 498 General and administrative expenses 1,005 1,029 1,120 892 852 General and administrative expenses reimbursed to affiliate 831 771 659 946 870 Expenses from real estate owned 6,838 7,118 1,687 — — Total expenses 10,794 11,702 5,518 4,464 3,791 Income before income taxes 9,053 9,973 8,639 10,061 10,193 Income tax expense, including excise tax 19 218 96 43 236 Net income attributable to common stockholders $ 9,034 $ 9,755 $ 8,543 $ 10,018 $ 9,957 Earnings per common share: Basic earnings per common share $ 0.32 $ 0.34 $ 0.30 $ 0.35 $ 0.35 Diluted earnings per common share $ 0.31 $ 0.34 $ 0.30 $ 0.35 $ 0.35 Weighted average number of common shares outstanding: Basic weighted average shares of common stock outstanding 28,634,514 28,599,282 28,561,827 28,553,540 28,542,828 Diluted weighted average shares of common stock outstanding 28,867,603 28,863,765 28,780,980 28,709,145 28,698,600 Dividends declared per share of common stock $ 0.33 $ 0.33 $ 0.33 $ 0.31 $ 0.29 13

Reconciliation of Net Income to Non-GAAP Core Earnings(1) For the Three Months Ended ($ in thousands, except per share data) 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 Net income attributable to common stockholders $ 9,034 $ 9,755 $ 8,543 $ 10,018 $ 9,957 Stock-based compensation 479 427 492 324 329 Incentive fees to affiliate — 674 — 540 — Depreciation of real estate owned 207 188 54 — — Core Earnings $ 9,720 $ 11,044 $ 9,089 $ 10,882 $ 10,286 Basic Core Earnings per common share $ 0.34 $ 0.39 $ 0.32 $ 0.38 $ 0.36 Diluted Core Earnings per common share $ 0.34 $ 0.38 $ 0.32 $ 0.38 $ 0.36 See footnotes on page 15. 14

Footnotes 1. The Company believes the disclosure of Core Earnings provides useful information to investors regarding the calculation of incentive fees the Company pays to its manager, Ares Commercial Real Estate Management LLC, and the Company’s financial performance. Core Earnings is an adjusted non-GAAP measure that helps the Company evaluate its financial performance excluding the effects of certain transactions and GAAP adjustments that it believes are not necessarily indicative of its current loan origination portfolio and operations. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Core Earnings is a non-GAAP measure and is defined as net income (loss) computed in accordance with GAAP, excluding non-cash equity compensation expense, the incentive fee, depreciation and amortization (to the extent that any of the Company’s target investments are structured as debt and the Company forecloses on any properties underlying such debt), any unrealized gains, losses or other non-cash items recorded in net income (loss) for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income (loss), one-time events pursuant to changes in GAAP and certain non-cash charges after discussions between the Company’s manager and the Company’s independent directors and after approval by a majority of the Company’s independent directors. 2. Unleveraged Effective Yield is the compounded effective rate of return that would be earned over the life of the investment based on the contractual interest rate (adjusted for any deferred loan fees, costs, premiums or discounts) and assumes no dispositions, early prepayments or defaults. The total Weighted Average Unleveraged Effective Yield is calculated based on the average of Unleveraged Effective Yield of all loans held by the Company as weighted by the outstanding principal balance of each loan. 3. Represents total commitments. Ability to draw on available capacity is subject to available collateral and lender approvals. 4. There is no assurance that dividends will continue at these levels or at all. Represents closing price of $15.23 per share as of September 30, 2019 and based on annualized Q3-19 paid dividend of $0.33 per common share. 5. Based on outstanding principal balance. 6. Based on outstanding principal balance on new loans closed for the three months ended September 30, 2019. 7. Includes outstanding principal funded of $143.8 million on new commitments and $25.6 million on previously originated commitments. 8. Represents the hypothetical increases in net income per diluted common share for a twelve month period, assuming (1) an immediate increase or decrease in 30-day LIBOR as of September 30, 2019 versus 30-day LIBOR at September 30, 2019 of 2.02% and (2) no change in the outstanding principal balance of the Company's loans held for investment portfolio and borrowings as of September 30, 2019. The analysis detailed herein represents ACRE’s perspective and is merely a mathematical illustration. These metrics are shown for illustrative purposes only and the terms and characteristics of such transactions are not necessarily indicative of every type of transaction entered into or arranged by ACRE. Any future results may differ from those discussed herein. Accordingly, no representation or warranty is made in respect of this information. 9. I/O = interest only, P/I = principal and interest. 10. The weighted average floor is calculated based on loans with LIBOR floors. 15